UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2023

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1917 Four Wheel Drive Oshkosh, Wisconsin	54902
(Address of principal executive offices)	(Zip Code)

(920) 502-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Oshkosh Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on May 3, 2023. On May 4, 2023, the independent inspector of elections for the Annual Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting, certifying the voting results set forth below.

The Company’s shareholders elected the following directors for terms expiring at the Company’s 2024 Annual Meeting of Shareholders by the votes indicated:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Keith J. Allman	56,839,692	642,117	3,993,894
Douglas L. Davis	56,834,736	647,073	3,993,894
Tyrone M. Jordan	54,625,729	2,856,080	3,993,894
Kimberley Metcalf-Kupres	56,174,177	1,307,632	3,993,894
Stephen D. Newlin	56,139,526	1,342,283	3,993,894
Duncan J. Palmer	56,310,776	1,171,033	3,993,894
David G. Perkins	56,197,385	1,284,424	3,993,894
John C. Pfeifer	56,883,947	597,862	3,993,894
Sandra E. Rowland	56,971,078	510,731	3,993,894
John S. Shiely	50,854,685	6,627,124	3,993,894

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023 by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions
60,595,511	840,325	39,867

The Company’s shareholders approved a resolution approving, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section and compensation tables contained in the Company’s proxy statement for the Annual Meeting by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
55,510,380	1,870,341	101,088	3,993,894

The Company’s shareholders voted to approve, on a nonbinding, advisory basis, holding a nonbinding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for future annual meetings on an annual basis by the votes indicated:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
55,564,985	46,848	1,805,789	64,187	3,993,894

The Company's proxy statement for the Annual Meeting also included a shareholder proposal (Proposal 5) on the subject of majority voting for directors. This proposal, however, was not acted upon at the Annual Meeting because neither the proponent nor a qualified representative of the proponent appeared at the Annual Meeting to present the proposal. Although this proposal was not acted upon at the Annual Meeting, proxies that shareholders submitted prior to the meeting included instructions to vote more shares against the proposal than for the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: May 9, 2023	By:	/s/ Ignacio A. Cortina
Ignacio A. Cortina
Executive Vice President, Chief Legal Officer and Secretary